UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2018

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01 Other Events.

On May 9, 2018, WPX Energy, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $500,000,000 aggregate principal amount of its 5.750% Senior Notes due 2026 (the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 hereto.

The Offering is expected to close on May 23, 2018. The Company intends to use the net proceeds from the Offering to fund the Company’s previously announced cash tender offers for up to $400 million aggregate principal amount of its outstanding 6.000% Senior Notes due 2022 and 8.250% Senior Notes due 2023 and the planned redemption of its outstanding 7.500% Senior Notes due 2020. $400 million of 6.000% Senior Notes due 2022 is expected to be purchased in the tender offers on May 23, 2018. Any excess net proceeds will be used for general corporate purposes, which may include the repayment or redemption of outstanding indebtedness. The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-221301) (the “Registration Statement”). A legal opinion of Gibson, Dunn & Crutcher LLP relating to the Registration Statement is filed herewith as Exhibit 5.1.

ITEM 9.01 Financial Statements and Exhibits.

(d)                                                                             Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 9, 2018, by and between WPX Energy, Inc. and Citigroup Global Markets Inc. as representative of the several underwriters.

4.1	Form of Third Supplemental Indenture, to be dated as of May 23, 2018, between WPX Energy, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 5.750% Senior Note due 2026 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in its opinion filed as Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX Energy, Inc.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Corporate Secretary

May 23, 2018

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